Amended and Restated Line Letter
                        --------------------------------


                                                         September 15, 2004


Penn Octane Corporation
77-530 Enfield Lane
Building D
Palm Desert, CA  92211

Attention:  Mr. Jerome Richter

Gentlemen:

RZB FINANCE LLC ("RZB") and Penn Octane Corporation (the "Borrower") are parties to a Line Letter dated October 14, 1997 (as heretofore amended, the "Existing Line Letter"). The Borrower and RZB desire to amend and restate the Existing Line Letter. Accordingly, the parties hereto agree that the Existing Line Letter is hereby amended and restated in its entirety as hereinafter set forth in this Agreement (as amended, modified or supplemented from time to time, "this Agreement" or "this letter agreement"). On or after the date hereof, when counterparts of this Agreement shall have been executed by all parties hereto,
(a) all references to the "Agreement" and words of similar import in the other Loan Documents shall be deemed to refer to the Existing Line Letter as amended and restated hereby, and (b) all outstanding loans and extensions of credit under the Existing Line Letter shall be loans and extensions of credit under and subject to the terms and conditions of this Agreement and the Loan Documents (as hereinafter defined).

          We wish to advise you of the terms and conditions upon which RZB may in its sole discretion extend credit to the Borrower.

          1. (a) Subject to the provisions hereof, the Borrower may utilize this credit facility (the "Credit Facility") for demand loans ("Loans") and issuance of standby and commercial letters of credit ("L/C's") in the aggregate principal sum and face amount of up to Fifteen Million Dollars ($15,000,000) at any one time outstanding. Notwithstanding the foregoing, and without in any way limiting RZB's sole and absolute discretion to determine whether to make any Loan or issue any L/C, or refrain therefrom (as more fully set forth below), and without in any way limiting RZB's absolute right to demand payment of any Loan at any time or to change any of the Advance Rates (as hereinafter defined), at any time in RZB's sole discretion, the Borrower acknowledges that, with respect to each specific transaction of the Borrower financed by RZB pursuant hereto, the sum of (i) the Loans made by RZB in connection with such transaction, (ii) the aggregate face amount of L/Cs issued in connection therewith, plus (iii) the aggregate unreimbursed amount of all drawings under such L/Cs, shall not exceed the amount obtained by applying the Advance Rates (the "Advance Rates") to the


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
value of the assets of the Borrower being financed by RZB in such transaction (as such value may be determined by RZB in its sole discretion).

          Within the above Credit Facility, there shall be a sublimit not to exceed Three Million Dollars ($3,000,000) at any time outstanding available for the issuance of standby letters of credit from time to time for the financing of the purchase of diesel fuel and gasoline fuel. The terms and beneficiary of each such letter of credit shall be subject to RZB's approval in its sole discretion. Prior to the issuance of any standby letter of credit described in clause (i) above, the Borrower shall deposit cash collateral with RZB in an amount equal to 15% of the maximum face amount of such letter of credit. The Borrower hereby grants to RZB a lien on and security interest in such cash collateral and all deposit accounts in which such cash collateral and all proceeds thereof shall be maintained as security for all present and future obligations of the Borrower to RZB until the letter of credit expires or is terminated and all obligations in connection therewith shall have been satisfied in full in cash to the sole and absolute satisfaction of RZB, provided, however, that no lien on and security interest in cash collateral shall be released nor shall any cash collateral be released if any Event of Default under any security agreement delivered in connection with this Agreement shall have occurred and be continuing (an "Event of Default") or any event that with the giving of notice or lapse of time or both would constitute such an Event of Default (a "Default") shall have occurred and be continuing or any demand for payment of or cash collateral for the obligations of the Borrower under the Credit Facility shall have been made.

          Within the above Credit Facility, there shall be a sublimit not to exceed Five Hundred Thousand Dollars ($500,000) at any time outstanding available for the issuance of standby letters of credit from time to time (i) to secure a performance bond with respect to Arizona and Nevada excise taxes and
(ii) in favor of Kinder Morgan to secure monthly lease obligations. The terms and beneficiary of each such letter of credit shall be subject to RZB's approval in its sole discretion. Prior to the issuance of any standby letter of credit described in this paragraph, the Borrower shall deposit cash collateral with RZB in an amount equal to 100% of the maximum face amount of such letter of credit. The Borrower hereby grants to RZB a lien on and security interest in such cash collateral and all deposit accounts in which such cash collateral and all proceeds thereof shall be maintained as security for all present and future obligations of the Borrower to RZB until the letter of credit expires or is terminated and all obligations in connection therewith shall have been satisfied in full in cash to the sole and absolute satisfaction of RZB, provided, however, that no lien on and security interest in cash collateral shall be released nor shall any cash collateral be released if any Default or Event of Default shall have occurred and be continuing or any demand for payment of or cash collateral for the obligations of the Borrower under the Credit Facility shall have been made.

               (b)  For  purposes  hereof:

                    "Advance Rates" shall mean, with respect to each transaction of the Borrower financed by RZB pursuant hereto, the following respective percentages of the Borrower's accounts receivable or inventory which is the subject of such transaction (provided, however, that RZB reserves the right to change any or all of the following percentages or categories of assets in any way whatsoever, at its sole and absolute discretion, at any time and from time to time, with or without notice to the Borrower):

100% of CIF cost of eligible inventory or 90% of the net face amount of the Borrower's eligible accounts receivable (as such eligibility shall be determined from time to time by RZB in its sole and absolute discretion), whichever is lower.

               (c) The Loans shall be evidenced by, and subject to the terms and conditions contained in, a single grid promissory note (the "Note") made by the Borrower in form and substance satisfactory to RZB. Interest on the Loans shall be payable at the rate specified in the Note (the "Interest Rate").

               (d) Each Loan hereunder shall be payable on demand, and in no event shall any Loan be outstanding for more than 45 days.

               (e)  (i)   Each  L/C  shall be in form and substance satisfactory
to RZB, and, unless otherwise agreed by RZB, shall have an expiration date not more than 90 days after its date of issuance.

                    (ii) The Borrower shall pay to RZB a fee with respect to each L/C in an amount equal to the greater of: (1) a flat fee of $500, (2) a fee at a rate per annum equal to 2.5% of the maximum face amount of the L/C (without regard to whether conditions to drawing may then be satisfied) or (3) such higher amount or percentage as shall be agreed to in writing by the Borrower and RZB with respect to L/Cs issued after the date of such agreement. The fee provided for in clauses (1), (2) and (3) shall be payable upon issuance of each L/C and, in the case of any L/C which as issued, amended or renewed has an expiration date more than 90 days after its original date of issuance, on the same day in each calendar quarter thereafter if such L/C is outstanding on such day. After any such fee is paid it shall be non-refundable.

               (f) The Borrower shall reimburse RZB for the amount of each drawing under each L/C on demand, and shall pay interest on the unreimbursed portion of each drawing as provided in the Continuing Agreement for Letters of Credit between the Borrower and RZB.

               (g) This credit facility may be terminated at any time at the sole and absolute discretion of RZB.

               (h) Without in any way limiting RZB's sole and absolute discretion to make any Loan or issue any L/C, or refrain therefrom (as more fully set forth below), and without in any way limiting RZB's right to change the Advance Rates or demand payment of any Loan at any time in its sole and absolute discretion, the Borrower agrees that it shall, from time to time, pay the Loans and reimbursement obligations in respect of L/Cs and shall deliver cash collateral in respect of outstanding L/Cs, as and when necessary to cause:

the sum of (1) the outstanding balance of all Loans, (2) the aggregate face amount of all outstanding L/Cs, and (3) the aggregate unreimbursed amount of all drawings under L/Cs (as such sum may be reduced by the amount of cash collateral maintained with RZB or a bank designated by RZB and pledged in respect of outstanding L/Cs) not to exceed, on any date, the amount obtained by applying the Advance Rates as then in effect to the aggregate value as of such date (as such value shall be determined by RZB in its sole discretion) of all of the assets then owned by the Borrower (without double counting) which are the subject of transactions financed by RZB pursuant hereto and are subject to a perfected first priority security interest in favor of RZB.

               (i) The Borrower shall pay to RZB a non-refundable administration fee of $50,000 on the date hereof and thereafter on each anniversary of the date hereof.

          2. The proceeds of the Loans and the L/C's shall be used to finance the purchase of inventory, including, within the sublimits set forth in Section 1(a) above, diesel fuel and gasoline fuel, from suppliers which is to be sold to purchasers acceptable to RZB in its sole discretion and accounts receivable arising from the sale of inventory and other transactions acceptable to RZB in its sole discretion.

          3. Requests for Loans under this Agreement and directions as to the disposition of the proceeds of Loans shall be given in writing (including by telecopy) by the Borrower to RZB, or may be given orally (including by telephone), provided any such oral communication shall be confirmed promptly to RZB in writing. Requests for L/C's under this Agreement shall be given in writing (including telecopy) by the Borrower to RZB by the execution and delivery of an application satisfactory in form and substance to RZB. Any such Loan so made or L/C issued shall be conclusively presumed to have been made to or for the benefit of, or for the account of, the Borrower when made in accordance with any such request or direction. RZB may rely on any such request or direction which it believes to be genuine, including, without limitation, any oral request whether or not confirmed in writing, and RZB shall be fully protected in so doing without any duty to make any further inquiry as to such genuineness or to otherwise act in good faith in the premises.

          4. THE BORROWER AGREES AND ACKNOWLEDGES THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED OR IMPLIED IN THIS AGREEMENT, RZB SHALL HAVE NO OBLIGATION TO MAKE ANY LOAN OR ISSUE ANY L/C, AND RZB SHALL HAVE THE SOLE AND ABSOLUTE DISCRETION TO MAKE ANY LOAN OR ISSUE ANY L/C OR REFRAIN FROM MAKING ANY LOAN OR ISSUING ANY L/C. THE BORROWER FURTHER AGREES AND ACKNOWLEDGES THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED OR IMPLIED IN THIS AGREEMENT, ALL OF THE LOANS SHALL BE PAYABLE ON DEMAND, AND RZB MAY DEMAND PAYMENT OF ANY LOAN AND/OR MAY DEMAND CASH COLLATERAL FOR ANY OUTSTANDING L/C AT ANY TIME IN ITS SOLE AND ABSOLUTE DISCRETION.

          5. All payments of principal, interest and other sums in connection with the Loans and L/C's shall be payable to RZB at such account as RZB shall designate, or in the absence of such designation, to RZB at its office at 1133 Avenue of the Americas, New York, New York 10036, in lawful money of the United States in immediately available funds and without setoff or deduction. Interest and fees shall be computed on the basis of a 360 day year and the actual number of days elapsed. In the event that such computation would result in a usurious rate, then the interest or fee shall be recalculated on a 365 or 366 day year, as the case may be.

               All payments of principal, interest, and other sums in connection with this letter agreement, the Loans and L/C's or in respect of any participation in the Credit Facility which may be sold in RZB's discretion to any participant acceptable to RZB (a "Participant") shall be made by the Borrower to RZB or by RZB to the Participant, as applicable, free and clear of, and without deduction or withholding for, any and all present and future taxes, levies, duties or withholdings of any kind or, if any deduction or withholding from any amount payable hereunder or under any other Loan Document or in respect of the participation of the Participant or in connection herewith or therewith shall be legally required, such amount shall be increased by the Borrower as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts payable under this paragraph 5) RZB or the Participant shall receive an amount equal to the amount it would have received had no such deductions or withholdings been required. The Borrower shall pay to RZB promptly upon the Participant's request, and RZB shall promptly pay to the Participant, any amount payable to the Participant pursuant to the preceding sentence, but RZB shall have no liability under this paragraph to the Participant for any amount which is not received by RZB from the Borrower.

          6. Without limiting the discretionary nature of the credit facility hereunder, the making of each Loan and the issuance of each L/C shall be subject to the fulfillment (to the satisfaction of RZB) of the following conditions precedent, provided that all of the following conditions precedent to the extent
           --------
relating to RVEP and the Operating Partnership shall be waived by RZB until RZB withdraws such waiver and gives notice of such withdrawal to the Borrower :

               (a) The Borrower shall have executed and delivered to RZB the Note(s) evidencing the Loans and a Continuing Agreement for Letters of Credit in form and substance satisfactory to RZB;

               (b) The Borrower, Rio Vista Energy Partners L.P. ("RVEP") and Rio Vista Operating Partnership L.P. (the "Operating Partnership") (the Borrower, RVEP and the Operating Partnership are collectively referred to as the "Loan Parties") shall have delivered to RZB such documents of title, and other instruments and documents, pertaining to the transaction of the Borrower which is being financed in connection with such Loan or L/C, as RZB shall require, and all of the foregoing shall be in form and substance, and contain such endorsements, as shall be satisfactory to RZB in all respects;

               (c) Each Loan Party shall have complied and shall then be in compliance with all of the terms, covenants and conditions of this Agreement and the Loan Documents (as hereinafter defined in Section 11(c));

               (d) The representations and warranties of the Loan Parties contained in each of the Loan Documents shall be true and correct on the date of such Loan or L/C;

               (e) RZB's continuing review of and continuing satisfaction with the business, operations, prospects, properties, and condition, financial or otherwise, of each of the Loan Parties;

               (f) RZB shall have received (i) a copy of all corporate and partnership action, as the case may be, taken by each of the Loan Parties to authorize the execution and delivery of the agreements, instruments and documents pursuant hereto or in connection herewith, and (ii) if requested by RZB, a legal opinion of counsel to the Loan Parties, together with such opinions of special counsel to the Loan Parties as RZB shall request, and each such opinion shall be satisfactory in form and substance to RZB;

               (g) RZB shall have received the unlimited personal guarantee by Mr. Jerome Richter of payment of the obligations of the Borrower, in form and substance satisfactory to RZB, and the personal financial statement of Mr. Richter in form and substance satisfactory to RZB;

               (h) RZB shall have received the unlimited guarantees by each of RVEP and the Operating Partnership of payment of the obligations of the Borrower, in form and substance satisfactory to RZB;

               (i) (A) Each of the Loan Parties shall have executed and delivered to RZB a general security agreement granting RZB a first priority perfected lien on the Collateral (as defined therein) in form and substance satisfactory to RZB; and

                    (B) RZB shall have obtained from the Loan Parties duly executed Security Agreement Questionnaires and such lien search reports as RZB shall request, all to be in form and substance satisfactory to RZB; and

                    (C) RZB shall have filed such UCC financing statements with respect to the Loan Parties in such jurisdictions as RZB shall request;

               (j) (A) The Borrower and the Operating Partnership shall have executed and delivered to RZB amendments or supplements to the existing Mortgages, Deeds of Trust and Security Agreements previously executed by the Borrower, which shall be in form and substance satisfactory to RZB, granting RZB a first priority mortgage lien and deed of trust on the collateral described therein, including without limitation, the terminal in Brownsville, Texas and all pipelines and evidencing the assumption thereof by the Operating Partnership; and

                    (B) Such amendments or supplements shall have been duly filed and recorded in all filing offices deemed necessary by RZB;

               (k) The Loan Parties shall have executed and/or delivered such agreements, instruments and documents, including, without limitation, consents of third parties and lessor, titles insurance policy endorsements and searches and surveys, as RZB shall request in connection with the Security Agreements and amendments or supplements referred to in the two preceding paragraphs (i) and
(j);

               (l) The Operating Partnership shall have delivered to RZB copies of notices to its account debtors (including without limitation PMI Trading Limited and its affiliates), duly executed by such account debtors, directing that payment be made directly to RZB;

               (m) The Loan Parties shall have delivered such evidence of insurance and loss payable endorsements as RZB may require;

               (n) The Loan Parties shall have delivered copies of all of their supply and sales contracts having a term exceeding 30 days, certified as true and complete by a senior officer;

               (o) The Loan Parties shall have instituted lockbox arrangements satisfactory to RZB in its sole discretion;

               (p) The Borrower shall have delivered to RZB copies, certified as true and complete, of all agreements, instruments and documents, including, without limitation, all registrations and filings with and notices to the SEC and any other governmental authority, relating to the establishment, capitalization, operation, administration and management of the Loan Parties and their affiliates and the transfer by the Borrower of any or all of its assets and business to any Loan Party or affiliate thereof, and all of the foregoing shall be satisfactory in form and substance to RZB;

               (q) All legal matters incident to such Loan or L/C shall be reasonably satisfactory to counsel to RZB.

          7. As long as any of the Loans or L/C's or any other obligations hereunder shall be outstanding, the Borrower shall comply with the following covenants, provided that until RZB notifies the Borrower in writing, the covenants shall not apply to RVEP or the Operating Partnership:

               (a) Furnish to RZB within 120 days after the end of each fiscal year a copy of the audited financial statements of the Borrower and RVEP prepared in conformity with generally accepted accounting principles consistently applied and certified without qualification by the relevant Loan Party's independent public accountants.

               (b) Furnish to RZB, each certified as true and complete in all respects by the Borrower's chief financial officer or the person acting in such capacity, (i) on a quarterly basis not later than 60 days after the end of each quarter, a copy of the financial statements of each Loan Party for the preceding quarter; (ii) on a weekly basis or more frequently if required by RZB, each Loan Party's current inventory report, and on a daily basis, each Loan Party's loading rack tickets evidencing delivery of the commodity and resulting accounts receivable which are the subject of any underlying financing; and (iii) on a monthly basis not later than 30 days after the end of each month, a profit and loss statement of each Loan Party.

               (c) Furnish, to RZB such other information concerning each Loan Party's business, properties, condition or operations, financial or otherwise, as RZB may from time to time reasonably request and copies of all reports filed with the Securities and Exchange Commission from time to time.

               (d) Maintain and preserve, and cause each other Loan Party to maintain and preserve, its corporate existence, and remain in the same lines of business as on the date hereof.

               (e) Except as set forth on Schedule 7(e) hereto, the Borrower shall not, and shall cause each other Loan Party not to, create, assume or permit to exist any lien, security interest, mortgage, charge or other encumbrance of any nature whatsoever on any of its properties or assets, whether now owned or hereafter acquired, except in favor of RZB.

               (f) The Borrower shall cause Rio Vista on a consolidated basis and the Operating Partnership to maintain an excess of total assets over total liabilities as determined in accordance with generally accepted accounting principles of at least $9,000,000 at all times.

               (g) The Borrower shall not, and shall cause each Loan Party not to, declare or make at any time any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Borrower or such Loan Party, as the case may be, or its partnership interests or other equity, or purchase, redeem or otherwise acquire for value (or permit any of its subsidiaries to do so) any shares of any class of capital stock or the partnership interests or other equity of the Borrower or such other Loan Party, as the case may be, or any warrants, rights or options to acquire such shares, partnership interests or other equity now or hereafter outstanding, without the prior written consent of RZB unless, before and after giving effect to the payment of any such dividends or distributions, such Loan Party shall be in compliance with all obligations and covenants contained in this agreement and the other Loan Documents and no Default or Event of Default shall have occurred and be continuing. The Borrower shall deliver to RZB a certificate from the Borrower's chief financial officer or the person acting in such capacity on the earlier of the date of each delivery of the quarterly financial statements under Section 7(b) hereof and the date such quarterly financial statements are required to be delivered, setting forth the amount of all dividends and distributions paid by each Loan Party during the immediately preceding fiscal quarter, together with a calculation with respect thereto showing compliance with the covenant in this Section 7(g).

          8. Notwithstanding anything to the contrary contained herein or in any other Loan Document, including without limitation the General Security Agreement dated October 17, 1997 between the Borrower and RZB and the General Security Agreement between the Operating Partnership and RZB:

               (a) Provided that no Event of Default under any Loan Document shall have occurred and be continuing, no event that with the giving of notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing and no demand for payment of any obligations of the Borrower shall have been made by RZB, RZB shall, upon request of the Borrower, execute and deliver an agreement reasonably satisfactory to RZB subordinating RZB's mortgage lien and security interest on the land, buildings and fixtures (but no other assets contained thereon or therein) constituting (x) the Borrower's terminal in Brownsville, Texas and (y) the Borrower's pipeline, to any mortgage lien and security interest of a third party unaffiliated with the Borrower (the "New Lender") which secures financing provided by the New Lender to the Borrower after the date hereof. Such agreement shall contain a covenant by the New Lender to transport at no cost to RZB from such terminal and/or through such pipeline all inventory of the Borrower or the Operating Partnership financed by RZB. The foregoing is not a consent by RZB to any additional financing or indebtedness of the Borrower.

               (b) In the event the Borrower intends to obtain additional financing or incur additional indebtedness, the Borrower shall notify RZB and request RZB's consent. RZB agrees to consider such request, but the Borrower expressly acknowledges and agrees that: (x) RZB shall have sole discretion to grant or deny such consent or impose conditions on the grant of such consent and
(y) RZB has not committed or agreed to grant such consent, and such consent shall be effective only if in writing and executed by RZB.

          9. The Borrower represents and warrants to RZB and covenants and agrees with RZB that, with respect to each account receivable of the Borrower and any other Loan Party financed by RZB pursuant hereto, there is not nor will there be at any time, any counterclaim, dispute or any other matter or circumstance whatsoever which could give rise to a right of set-off or other adverse claim that could be asserted by the account debtor to reduce its obligation to pay under such account receivable.

          10. The Borrower represents and warrants to RZB and covenants and agrees with RZB that the business of RVEP is and shall be solely to be a holding company whose sole assets are and shall be its interests in the Operating Partnership.

          11. (a) No delay on the part of RZB in exercising any of its options, powers or rights, or partial or single exercise thereof, irrespective of any course of dealing, shall constitute a waiver thereof. The options, powers and rights of RZB specified in the Loan Documents (as hereinafter defined in Section 11(c)) are in addition to those otherwise created by law or under any other agreement between any Loan Party and RZB. No amendment, modification or waiver of any provision of any Loan Document to which any Loan Party is a party, nor consent to any departure by any Loan Party therefrom, shall be effective, unless the same shall be in writing and signed by RZB. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on any Loan Party in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances.

               (b) This Agreement and the other Loan Documents embody the entire agreement and understanding between RZB and Loan Parties and supersede all prior agreements and understandings relating to the subject matter hereof. THIS WRITTEN AGREEMENT (AND THE OTHER LOAN DOCUMENTS) REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THE OTHER LOAN PARTIES WITH RESPECT TO

THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

               (c) The Borrower agrees to pay all costs and expenses incurred or payable by RZB and the Participant in connection with the preparation, administration, interpretation, enforcement or collection of this Agreement, the Note, any Participation Agreement between RZB and the Participant (as amended from time to time, the "Participation Agreement"), the L/C's and any applications or other agreements pertaining to the issuance thereof, the security agreements with and guarantees from the Loan Parties, the mortgages, and amendments and supplements referred to herein, and all other documents executed and delivered in connection herewith or therewith (such agreements and documents, including all amendments, modifications and supplements of or to all such agreements and documents are herein referred to as the "Loan Documents"), including, without limitation, costs of examination and audit of the Loan Parties' books and records and of the collateral security for the Loans and L/C reimbursement obligations, and court costs and reasonable attorneys' fees and disbursements.

               (d)  (i)   If  RZB  or the Participant shall have determined that
the applicability of any law, rule, regulation or guideline (domestic or foreign) adopted (whether before or after the date hereof) pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other law, rule, regulation or guideline (domestic or foreign) regarding capital adequacy, or any change in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by RZB or the Participant or any corporation or other entity which directly or indirectly controls RZB or the Participant (each such corporation or other entity is hereinafter referred to as a "Controlling Person") (or any lending office of RZB or the Participant or any Controlling Person), with any request or directive regarding capital adequacy (whether or not having the force of law) of any such court, authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on RZB's or the Participant's (as the case may be) capital or on the capital of a Controlling Person, if any, as a consequence of its issuance or maintenance of any L/C or its obligations (if any) under this Agreement or the Participation Agreement to a level below that which RZB or the Participant or such Controlling Person could have achieved but for such applicability, adoption, change or compliance (taking into consideration RZB's or the Participant's (as the case may be) policies and the policies of such Controlling Person with respect to capital adequacy) by an amount deemed by RZB or the Participant to be material, then, upon demand by RZB
                                                        ----
or the Participant, the Borrower shall pay to RZB from time to time as specified by RZB or the Participant such additional amount or amounts as will compensate RZB or the Participant or such Controlling Person for any such reduction suffered. Any such amount paid to RZB relating to the Participant or a Controlling Person of the Participant shall be promptly paid by RZB to the Participant pursuant to the Participation Agreement between them.

                    (ii) If any change in law, rule, regulation or guideline (domestic or foreign) or in the enforcement, interpretation or administration thereof by any court or any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof shall at any time (A) impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, pursuant to Regulation D of the Board of Governors of the Federal Reserve System) against letters of credit issued by RZB or participations therein purchased by the Participant or (B) subject letters of credit issued by RZB or participations therein purchased by the Participant to any assessment or other cost imposed by the Federal Deposit Insurance Corporation or any successor thereto or (C) impose on RZB or the Participant any other or similar condition regarding this Agreement or any L/C or the Participation Agreement, the obligations (if any) of RZB hereunder or the obligations of the Participant under the Participation Agreement and the result of any event referred to in clause (A), (B) or (C) above shall be to increase the cost to RZB or the Participant of agreeing to issue, issuing or maintaining or confirming any L/C or making, funding or maintaining (or agreeing to fund or maintain) drawings under any L/C or of participating in any L/C or to reduce any accounts receivable by RZB or the Participant hereunder or by the Participant under the Participation Agreement by an amount which RZB or the Participant shall deem to be material (which increase in cost or reduction shall be the result of the reasonable allocation by RZB or the Participant of the aggregate of such cost increases or reductions resulting from such events), then, upon
                                                                      ----
demand by RZB or the Participant, the Borrower shall pay to RZB from time to time as specified by RZB or the Participant (as the case may be), such additional amount or amounts as will compensate RZB or the Participant (as the case may be) for such increased cost from the date of such change. Any such amount paid to RZB relating to the Participant shall be promptly paid by RZB to the Participant pursuant to the Participation Agreement between them. The Borrower's obligation to pay compensation contained in this subsection (ii) shall be applicable as well to any amount RZB may be obligated to pay any financial institution which confirms or advises any L/C and which incurs or is subjected to any increased cost or reduction of amounts receivable as a result of the imposition, modification or applicability of any such reserve, special deposit or similar requirement, the subjecting of L/C's to any such assessment or other cost, or the imposition of any such other or similar condition.

                    (iii) The provisions of this subsection (d) shall survive the termination of this Agreement.

                    (iv) RZB or the Participant shall notify the Borrower within 3 months after it becomes aware of its right to claim any amount under paragraphs (d)(i) or (ii) above, provided that (A) if such lender fails to so
                                    --------
notify the Borrower within such 3 month period, such lender shall not be entitled to claim any additional amounts pursuant to this subsection for any period ending on a date which is prior to 3 months before such notification plus any additional period of retroactive effect of the law, rule, regulation or guideline referred to in paragraph (d)(i) or (ii) above, and (B) neither RZB nor the Participant shall have any right to assert a claim for any amount under paragraphs (d)(i) or (ii) after the date which is 3 months after payment in full of all Loans, obligations in respect of L/C's and other obligations hereunder and the termination of this Agreement.

               (e) The Loan Documents to which the Borrower and the Loan Parties are a party shall be binding on the Borrower and the Loan Parties and their respective successors and assigns, and shall inure to the benefit of RZB and its successors and assigns, provided that the Borrower shall not have the right to assign its rights hereunder or thereunder or any interest herein or therein without RZB's prior written consent.

               (f) In addition to the rights granted to it by applicable law, RZB has the right to set-off and apply to any of the Borrower's and Loan Parties obligations hereunder and under the Loan Documents any amount received by it for the Borrower or any of the Loan Parties. The Participant shall have a right of set-off and banker's lien to the same extent as if its participation under the Participation Agreement were a direct loan to the Borrower.

               (g) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

                    CONTRARY  TO  THE  EXPRESS  AGREEMENT OF THE PARTIES IN THIS
SECTION 11(G) HEREOF, IF THE LAWS OF ANY STATE OTHER THAN NEW YORK, INCLUDING THE LAWS OF THE STATE OF TEXAS, SHALL BE DETERMINED TO BE APPLICABLE TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS, IT IS THE INTENT OF THE PARTIES HERETO TO COMPLY WITH ALL APPLICABLE USURY LAWS AND TO LIMIT ALL INTEREST CONTRACTED FOR, RESERVED, CHARGED OR RECEIVED UNDER THE LOAN DOCUMENTS TO THE MAXIMUM NONUSURIOUS RATE OF INTEREST PERMITTED BY APPLICABLE LAW. IF THE APPLICABLE COMMON LAW AND PRINCIPLES OF EQUITY AND CONSTITUTIONS, STATUTES, RULES, REGULATIONS AND ORDERS OF GOVERNMENTAL BODIES AND AUTHORITIES, AND ORDERS, WRITS, DECISIONS, INJUNCTIONS AND DECREES OF ALL COURTS, ARBITRATORS AND GOVERNMENTAL INSTRUMENTALITIES (THE "APPLICABLE LAW") IS EVER JUDICIALLY
INTERPRETED SO AS TO RENDER USURIOUS ANY AMOUNT CALLED FOR UNDER OR IN CONNECTION WITH THE NOTES, THIS AGREEMENT AND THE LOAN DOCUMENTS, OR CONTRACTED FOR, CHARGED, TAKEN, RESERVED OR RECEIVED WITH RESPECT TO THE TRANSACTIONS REFERRED TO HEREIN OR THEREIN, OR IF DEMAND OF OR ACCELERATION OF THE MATURITY OF THE NOTE OR IF ANY PREPAYMENT BY BORROWER OR ANY OF THE LOAN PARTIES RESULTS IN BORROWER OR LOAN PARTIES OR ANY OTHER PERSON HAVING PAID ANY INTEREST (HOWEVER DENOMINATED) IN EXCESS OF THAT PERMITTED BY LAW FOR THE ACTUAL PERIOD THE NOTE AND THE OBLIGATIONS OF THE BORROWER AND THE LOAN PARTIES ARE OUTSTANDING, THEN IT IS THE BORROWER'S, THE LOAN PARTIES' AND RZB'S INTENT THAT ALL EXCESS AMOUNTS THERETOFORE RECEIVED BY RZB SHALL BE CREDITED ON THE PRINCIPAL BALANCE OF THE NOTE (OR, IF THE NOTE HAS BEEN OR WOULD THEREBY BE PAID IN FULL, REFUNDED TO THE BORROWER OR THE LOAN PARTIES), AND THE PROVISIONS OF THE NOTE AND THIS AGREEMENT IMMEDIATELY SHALL BE DEEMED REFORMED AND THE AMOUNTS THEREAFTER COLLECTIBLE UNDER THE NOTE, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REDUCED, WITHOUT THE NECESSITY OF THE EXECUTION OF ANY NEW DOCUMENTS, SO AS TO COMPLY WITH THE APPLICABLE LAW, BUT SO AS TO PERMIT THE RECOVERY OF THE FULLEST AMOUNT OTHERWISE CALLED FOR UNDER THE NOTE, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS FOR THE ACTUAL PERIOD THE NOTE AND OTHER OBLIGATIONS OF THE BORROWER AND THE LOAN PARTIES ARE OUTSTANDING.

               (h) THE BORROWER AND THE LOAN PARTIES HEREBY AGREE THAT ANY LEGAL ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY LOAN PARTY WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK

IN THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS RZB MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, EACH OF THE BORROWER AND THE LOAN PARTIES ACCEPT AND CONSENT TO, FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED BY RZB IN WRITING, WITH RESPECT TO ANY ACTION, CLAIM OR PROCEEDING BROUGHT BY IT AGAINST RZB AND ANY QUESTIONS RELATING TO USURY. NOTHING HEREIN SHALL LIMIT THE RIGHT OF RZB TO BRING PROCEEDINGS AGAINST THE BORROWER AND THE LOAN PARTIES IN THE COURTS OF ANY OTHER JURISDICTION. THE BORROWER AND THE LOAN PARTIES AGREE THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT AND, TO THE MAXIMUM EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR
PROCEEDING  BROUGHT  BEFORE  SAID  COURTS  ON THE BASIS OF FORUM NON CONVENIENS.
                                                           ----- --- ----------

               (i) AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, EACH OF THE BORROWER, THE LOAN PARTIES AND RZB HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER, THE LOAN PARTIES OR RZB. THIS PROVISION IS A MATERIAL INDUCEMENT FOR RZB MAKING THE LOANS TO THE BORROWER AND THE LOAN PARTIES.

               (j) NO CLAIM MAY BE MADE BY THE BORROWER OR ANY LOAN PARTY OR ANY OTHER PERSON AGAINST RZB OR THE PARTICIPANT OR THE OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS OF RZB OR THE PARTICIPANT FOR ANY SPECIAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, ANY OBLIGATIONS OF THE BORROWER OR ANY LOAN PARTY AND/OR ANY OF THE COLLATERAL, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE BORROWER AND EACH LOAN PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES.

               (k) Notwithstanding the Participation Agreement, the Borrower shall be permitted, except as otherwise expressly provided herein, to send all notices, requests and documents solely to RZB and not to the Participant, and to act on instruction, requests and directions from RZB alone. The Borrower acknowledges that pursuant to the Participation Agreement: (i) RZB shall have no obligation to make or issue any Loan or L/C unless approved by RZB and by the Participant in accordance with the Participation Agreement, in each case in their respective sole and absolute discretion, and (ii) either RZB or the Participant shall have the right to cause RZB to make any demand under Section 4 of this Agreement.

               (l) The Borrower shall simultaneously deliver to the Participant at the address provided for in written notice from RZB or the Participant to the Borrower a copy of each request for a Loan or L/C given to RZB pursuant to
Section 3 of this Agreement and all financial statements, notices and reports delivered to RZB pursuant to or in connection with this Agreement, together with all such documents and information relating to such request as the Participant shall require. The Borrower expressly consents to RZB's delivery to the Participant of any documents and information relating to the Borrower now or hereafter in the possession of RZB.

               (m) At any time when all Loans shall have been paid in full in cash, all L/C's shall have expired, terminated or been cash collateralized, and all other obligations hereunder shall have been satisfied, in each case to the sole and absolute satisfaction of RZB, the Borrower may terminate the Loan Documents, and RZB will take reasonable steps to release the liens in favor of RZB; provided, however, that notwithstanding any termination of the Loan
      --------   -------
Documents, the provisions of Section 11 of this Agreement shall survive termination of this Agreement.

                                               Very truly yours,

                                               RZB FINANCE LLC


                                               By:  /s/ Pearl Geffers
                                                  ------------------------------
Accepted and Agreed to on this 15th day of        Name:  Pearl Geffers
                               ----               Title: First Vice President
September, 2004
---------


                                               By:  /s/ Griselda Alvizo
                                                  ------------------------------
                                                  Name:  Griselda Alvizo
                                                  Title: Vice President

PENN OCTANE CORPORATION


By:  /s/ Jerome B. Richter
    ---------------------------------
    Name:  Jerome B. Richter
    Title:  Chief Executive Officer


The undersigned hereby acknowledges and consents to the foregoing Amended and Restated Line Letter and hereby confirms that the Guaranty and Agreement dated as of October 14, 1997 is hereby ratified and confirmed in all respects and shall extend to all indebtedness, liabilities and obligations under or in connection with the foregoing Amended and Restated Line letter, as amended, modified or supplemented from time to time.


/s/ Jerome B. Richter
-----------------------------
    Jerome Richter

                                  Schedule 7(e)

                                      Liens